-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 29, 2004


                          Morgan Stanley Capital I Inc.
                    Morgan Stanley Mortgage Loan Trust 2004-9
                   Mortgage-Backed Certificates, Series 2004-9


                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         333-104283             13-3291626
----------------------------           ---------------      -----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
   of Incorporation)                   File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                           10036
----------------------                                      -----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  296-7000
                                                   ----- --------------

______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events
---------      ------------

Item 8.01.    Other Events.
---------     ------------

         On October 29, 2004, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9      Financial Statements and Exhibits
---------      ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
    ---------

Exhibit No.         Description
-----------

         99.1. Pooling and Servicing Agreement, dated as of October 1, 2004, by and among the Company, Master Servicer and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MORGAN STANLEY CAPITAL I INC.



                                     By: /s/ Steven Shapiro
                                         ------------------------
                                         Steven Shapiro
                                         Executive Director



Dated:  January 11, 2005

                                  Exhibit Index
                                  -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.      Pooling and Servicing Agreement,
           dated as of October 1, 2004, by
           and among, the Company, Master
           Servicer and the Trustee.                                      6